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                              CASTLE & COOKE, INC.
                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN

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                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
SECTION 1 - INTENT AND EFFECTIVE DATE OF THE PLAN............................1

SECTION 2 - DEFINITIONS......................................................2

      2.1   Change in Control................................................2
      2.2   Code.............................................................2
      2.3   Company..........................................................2
      2.4   Corporation......................................................2
      2.5   Defined Benefit Plan.............................................2
      2.6   Employee.........................................................2
      2.7   ERISA............................................................2
      2.8   Event............................................................2
      2.9   Plan.............................................................3
     2.10   Plan Administrator...............................................3
     2.11   Retiree..........................................................3
     2.12   Service..........................................................3

SECTION 3 - ELIGIBILITY FOR BENEFITS.........................................4

SECTION 4 - AMOUNT OF BENEFITS...............................................5

SECTION 5 - FORM OF BENEFITS.................................................6

SECTION 6 - DEATH BENEFITS...................................................7

      6.1   Death Before Retirement..........................................7
      6.2   Death After Retirement...........................................7
      6.3   Employees Entitled to Benefits Under
            Section 4.2......................................................7

SECTION 7 - COST OF THE PLAN.................................................8

SECTION 8 - ADMINISTRATION...................................................9

      8.1   Charter of the Committee.........................................9
      8.2   Plan Interpretations Following a Change In
            Control..........................................................9
      8.3   Claims Procedure and Arbitration.................................9

SECTION 9 - FACILITY OF PAYMENT AND LAPSE OF BENEFITS.......................12

      9.1   Lack of Valid Beneficiary Designation...........................12
      9.2   Payments or Deposits............................................12


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SECTION 10 - GENERAL PROVISIONS

      10.1   Frequency and Duration of Payment..............................13
      10.2   Payments and Benefits Not Assignable...........................13
      10.3   No Right of Employment.........................................13
      10.4   Adjustments....................................................13

SECTION 11 - AMENDMENTS, ASSIGNMENT AND DISCONTINUANCE......................14

      11.1   Amendment of Plan..............................................14
      11.2   Assignment of Plan.............................................14
      11.3   Termination....................................................14
      11.4   Effect of Amendment or Termination.............................14

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                              CASTLE & COOKE, INC.
                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN


               SECTION 1 - INTENT AND EFFECTIVE DATE OF THE PLAN

The Plan is intended to provide a supplemental retirement allowance, in accordance with the provisions of the Plan contained herein, to those retired employees and their beneficiaries whose benefits from the qualified defined benefit retirement plan maintained by the Company are reduced by reason of the maximum annual limitations on benefits imposed by Section 415 of the Code, the limitation on compensation imposed by Section 401(a)(17) of the Code, or who are
granted a supplemental retirement' benefit in accordance with the Plan.   The
portion of the Plan relating to Section 415 is intended to constitute an "excess benefit plan" as defined in Section 3(36) of ERISA. The remaining portion of the Plan is intended to constitute a plan which is unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees. This Plan was created in connection with the distribution of the common shares of the Company (the "Distribution") to the shareholders of Dole Food Company ("Dole"). The benefits of the employees and former employees of the Corporation and its affiliates which had been provided under the Dole Food Company Supplementary Executive Retirement Plan ("Dole SERP") have been assumed by the Corporation under this Plan. The Plan is effective as of the date of the Distribution.

                           SECTION 2 - DEFINITIONS


2.1  CHANGE IN CONTROL means either of the following:

               (A) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, unless such person was, on the effective date of the Trust, such a beneficial owner of securities representing 20% or more of such voting power; or

               (B) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each new Board member was approved by a at least three-fourths of the Board members then still in office who were Board members at the beginning of such period.

2.2  CODE means the Internal Revenue Code of 1986, as amended.

2.3 COMPANY means the Corporation and each of its affiliates which has employees who are included in the Plan upon authorization of the Corporate Compensation and Benefits Committee of the Board of Directors of the Corporation and adoption of the Plan by such affiliate. For purposes of this Plan, affiliate means an entity which is controlled by or under common control with the Corporation, within the meaning of Code Sections 414 and 1563.

2.4  CORPORATION means Castle & Cooke, Inc.

2.5  DEFINED BENEFIT PLAN means a defined benefit plan, as defined in Code
     Section 414(j), maintained by a Company.

2.6 EMPLOYEE means any person who is regularly employed by a Company, whether on a full time or part time basis.

2.7 ERISA means the Employee Retirement Income Security Act of 1974, as amended.


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2.8  EVENT means any of the following:

          (A) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

          (B) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not subsidiaries of the Corporation, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Corporation;

          (C) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a subsidiary of the Corporation; or

          (D) Approval by the shareholders of the Corporation of a Change in Control.

2.9 PLAN means the Castle & Cooke, Inc. Supplementary Executive Retirement Plan, as contained herein and amended from time to time.

2.10 PLAN ADMINISTRATOR means the Corporation.

2.11 RETIREE means any retired Employee, joint annuitant or beneficiary who is entitled to receive benefits under the Plan.

2.12 SERVICE means continuous service with the Corporation or with an affiliated company. For any individual who (a) becomes an employee of the Corporation or an affiliated company on the Date of the distribution, or (b) had a benefit under the Dole SERP which is assumed by the Corporation under this Plan, Service also includes Service with Dole prior to the Distribution.







                                       3

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                        SECTION 3 - ELIGIBILITY FOR BENEFITS


3.1 Each Employee who retires with a normal or early retirement benefit from a Defined Benefit Plan, or terminates employment after participating in a Defined Benefit Plan and being credited with five (5) or more years of Service with a Company and:

     (a)  whose retirement benefit is reduced solely as a result of the Code
     Section 415 limits and/or the limit on compensation in Code
     Section 401 (a)(17), or

     (b)  who is granted a supplemental retirement benefit under the Plan shall be eligible for the benefits provided by the Plan without the necessity for filing an application for such benefits.

3.2 Benefits under the Plan shall be payable at such time as the Retiree commences receipt of a retirement benefit from the Defined Benefit Plan.

































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                           SECTION 4 - AMOUNT OF BENEFIT


4.1 The amount of a Retiree's benefit under the Plan with respect to a reduction in benefits under a Defined Benefit Plan, shall be equal to the amount by which such Retiree's retirement allowance from a Defined Benefit Plan which is attributable to Service is reduced solely as a result of the application of Code Sections 415 and/or 401(a)(17).

4.2 At its sole discretion, the Corporate Compensation and Benefits Committee of the Board of Directors of the Corporation may award a supplemental retirement benefit to any eligible Employee in such amount or to be computed on such basis, as it may determine. By example and not by way of limitation, such committee may award a benefit by designating a qualified defined benefit plan of the Company; in such an instance the benefit to be provided to the Employee would be the benefit determined as if the Employee were a participant in the designated plan. Such awards may be granted for
     any reason deemed appropriate by such committee.   In no event shall a
     supplemental retirement benefit be granted under the Plan to or on account of any Employee who is not a member of a select group of management or other highly compensated employees as defined from time to time by the Corporate Compensation and Benefits Committee of the Board of Directors. A certified copy of the resolution granting a supplemental retirement benefit shall be furnished to the Plan Administrator prior to the date any payment on account thereof is to be made under the Plan.

























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                            SECTION 5 - FORM OF BENEFITS


     (1) An Employee's benefit under the Plan will be paid in the same form as the Employee's benefit paid by the Defined Benefit Plan and an Employee's designation of a joint annuitant and/or beneficiary made under such plan will also be applicable under the Plan.

     (2) In the case of an Employee entitled to a benefit under Section 4.2, the form of benefits shall be as established by the Corporate Compensation and Benefits Committee. If such a benefit has been awarded by designated a qualified retirement plan of the Company, then the benefit shall commence to be paid at the later of (1) termination of employment or (2) the attainment of the earliest retirement age under the designated plan. Notwithstanding the above, the Employee may elect any other benefit commencement date which follows termination of employment and is available under the designated plan by electing such benefit commencement date or form of benefit at least one year prior to the date benefits would otherwise commence.

     (3) Notwithstanding subsections (a) and (b), at the sole discretion of the Corporation, benefits under the Plan may be paid in the form of a lump sum payment. The amount of the lump sum shall be determined using the actuarial assumptions of the Defined Benefit Plan in which the Employee last participated, or, in the case of an employee entitled to a benefit under Section 4.2, the actuarial assumptions of the plan designated by the Committee.










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                           SECTION 6 - DEATH BENEFITS


6.1 DEATH BEFORE RETIREMENT. No death benefit shall be payable under the Plan in the event of death before retirement unless a qualified pre-retirement survivor benefit (as described in Code Section 417) is payable under the Defined Benefit Plan and such survivor benefit is reduced solely as a result of Code Sections 415 and/or 401(a)(17). In such event, the amount of the monthly benefit payable under the Plan to a beneficiary entitled to benefits under the Defined Benefit Plan will be equal to the amount of reduction in the benefit payable to such beneficiary under the Defined Benefit Plan which is attributable to Service and results from the aforementioned Code sections. A survivor benefit payable to a beneficiary under the Plan will cease at the same time the survivor benefit to such beneficiary is terminated under the Defined Benefit Plan. Notwithstanding the foregoing, at the sole discretion of the Corporation, the survivor benefit may be paid in the form of a lump sum payment. The amount of the lump sum shall be determined using the actuarial assumptions of the Defined Benefit Plan in which the Employee last participated.

6.2 DEATH AFTER RETIREMENT. To the extent that a post-retirement death benefit, attributable to Service, otherwise payable under the Defined Benefit Plan is reduced by application of Code Sections 415 and/or 401(a)(17), the amount of such reduction will be payable under the Plan.
     At the sole discretion at the Corporation, the death benefit may be paid in the form of a lump sum payment. The amount of the lump sum shall be determined using the actuarial assumptions of the Defined Benefit Plan in which the Employee last participated.

6.3  EMPLOYEES ENTITLED TO BENEFITS UNDER SECTION 4.2.  Notwithstanding Sections
     6.1 and 6.2, in the case of an Employee entitled to a benefit under Section 4.2, the benefit payable on account of a death before or after retirement shall be as established by the Corporate Compensation and Benefits Committee. If such a benefit has been awarded by designating a qualified retirement plan of the Company, then the benefit payable on account of death shall be as set forth in the designated plan. At the sole discretion of the Company, a lump-sum benefit may be paid, calculated in the manner described in Section 6.1 and 6.2 for lump-sum benefits.


                                       7

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                            SECTION 7 - COST OF THE PLAN


All costs of the Plan, including the administration thereof, shall be borne by the Corporation and no contributions from Employees shall be required or permitted.

Nothing in the establishment of this Plan is to be construed as requiring the Corporation to create or maintain any separate fund, account or reserve to provide for the payment of the Corporation's liability to an Employee under the Plan. All benefits under the Plan shall be paid from the general assets of the Corporation, or from a grantor trust established for the purpose of making such payments.
























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                             SECTION 8 - ADMINISTRATION


8.1  CHARTER OF THE COMMITTEE.   This Plan shall be administered according to
     the Charter of the Corporate Compensation & Benefits Committee. The provisions of the Charter of the Corporate Compensation & Benefits Committee, including any amendments thereto subsequently adopted, are incorporated herein by reference as if set forth fully herein.

8.2 PLAN INTERPRETATIONS FOLLOWING A CHANGE IN CONTROL. Following a Change in Control or an Event, any provisions of this Plan or the Charter of the Corporate Compensation & Benefits Committee which allow or purport to allow the Plan Committee, any Company or any fiduciary of the Plan discretionary authority or power to construe and interpret the terms of the Plan shall be void as applied to any dispute involving benefits which accrued under this Plan prior to the Change in Control or Event. Accordingly, as to such disputes, an arbitrator or court shall, following a Change in Control or Event, interpret the Plan on a DE NOVO basis.

8.3  CLAIMS PROCEDURE AND ARBITRATION.

     (a) The claims procedure established pursuant to the Charter of the Corporate Compensation and Benefits Committee shall apply to this Plan, as modified by the arbitration procedure described in
          Section 8.3(b).

     (b)  (i)     A Retiree or an Employee (collectively referred to as a
                  "Claimant") may, if he or she desires, submit any claim for payment under this Plan or dispute regarding the interpretation of this Plan to arbitration. This right to select arbitration shall be solely that of the Claimant, and the Claimant may decide whether or not to arbitrate in his or her discretion. The "right to select arbitration" does not impose upon the Claimant a requirement to submit a dispute for arbitration. The Claimant may, in lieu of arbitration, pursue the claims procedure set forth herein, and upon exhaustion of such claims procedure, bring an action in an appropriate civil court. Furthermore, at any time during the claims procedure, and before the Claimant commences an

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

                  action in a civil court, the Claimant may select arbitration. The claims procedure would thereafter be abandoned, and the dispute would be subject to the arbitration procedure set forth herein. The Claimant need not commence or exhaust the Plan's claim procedure in order to commence arbitration. The Claimant retains the right to select arbitration, even if a civil action (including, without limitation, an action for declaratory relief) is brought by the Company, or any other fiduciary of the Plan prior to the commencement of arbitration. If arbitration is selected by the Claimant after a civil action concerning the Claimant's dispute has been brought by a person other than the Claimant, then the Company, the Trustee and the Claimant shall take such actions as are necessary or appropriate, including dismissal of the civil action, so that the arbitration can be timely heard. Once an arbitration is commenced, it may not be discontinued without the unanimous consent of all parties to the arbitration. During the lifetime of the Employee only he or she can use the arbitration procedure set forth in this section.

          (ii) Any claim for arbitration may be submitted as follows: if the Claimant disagrees with an interpretation of this Plan by the Company, or any fiduciary of the Plan, or disagrees with the calculation of his or her benefit under the Plan, such claim may be filed in writing with an arbitrator of the Claimant's choice who is selected by the method described in the next four sentences. The first step of the selection shall consist of the Claimant submitting in writing a list of five potential arbitrators to the Company, and the trustee of any grantor trust which holds assets for the purpose of making benefit payments under this Plan ("Trustee"). Each of the five arbitrators must be either (1) a member of the National Academy of Arbitrators located in the state of the Claimant's principal residence or (2) a retired California Superior Court or Appellate Court judge. Within one week after receipt of the list, the Trustee and the Company shall jointly select one of the five arbitrators as the arbitrator for the dispute in question. If the Trustee and Company fail to select an arbitrator in a timely manner (including failure to select an arbitrator by reason of disagreement between the Trustee and the Company as to the arbitrator to be selected), the Claimant shall then designate one of the five arbitrators as the arbitrator for the dispute in question.

          (iii) The arbitration hearing shall be held within seven days (or as soon thereafter as possible) after the selection of the arbitrator. No continuance of said hearing shall be allowed without the mutual consent of the Claimant, the Trustee and the Company. Absence from or nonparticipation at the hearing by any party shall not prevent the issuance of an award. Hearing procedures which will expedite the hearing may be ordered at the arbitrator's discretion, and the arbitrator may close the hearing in his or her sole discretion when he or she decides he or she has heard sufficient evidence to satisfy issuance of an award.

          (iv) The arbitrator's award shall be rendered as expeditiously as possible and in no event later than one week after the close of the hearing. In the event the arbitrator finds that the Claimant is entitled to the benefits he or she claimed, the arbitrator shall order the Company and/or the Trustee to pay such benefits, in the amounts and at such times as the arbitrator determines. The obligation of the Trustee to pay such benefits shall not, however, exceed the assets of the trust, and the Company shall be jointly and severally liable for any amount which the Trustee is ordered to pay. The award of the arbitrator shall be final and binding upon the parties. The Company shall thereupon pay the Claimant immediately the amount that the arbitrator orders to be paid in the manner described in the award. The award may be enforced in any appropriate


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

                  court as soon as possible after its rendition. If an action is brought to confirm the award, no appeal shall be taken by any party from any decision rendered in such action.

          (v) If the arbitrator determines either that the Claimant is entitled to the claimed benefits or that the claim by the Claimant was made in good faith, the arbitrator shall direct the Company to pay to the Claimant and Company agrees to pay to the Claimant in accordance with such order, an amount equal to the Claimant's expenses in pursuing the claim, including attorneys' fees.





























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

               SECTION 9 - FACILITY OF PAYMENT AND LAPSE OF BENEFITS


9.1 LACK OF VALID BENEFICIARY DESIGNATION. If no valid designation of beneficiary is on file with the Defined Benefit Plan, any payment due to a person under the provisions of the Plan for any period to the date of the person's death, and any payment due thereafter as a result of the person's death shall be paid by the Plan Administrator to the decedent's estate, or if the Plan Administrator in its sole discretion deems it appropriate, in whole or in part to any relative or relatives of the decedent by blood, marriage, or adoption, or to any person who may have paid expenses of the last illness, or funeral or burial expenses, or any combination of such persons, in such proportions and in such manner as the Plan Administrator shall determine in its sole discretion. The foregoing authorization shall include, without limitation, sums represented by any check for benefit payments due to the date of such person's death when such check has not been negotiated prior to the death of the decedent.

9.2  PAYMENTS OR DEPOSITS.    Payments or deposits made pursuant to any
     provision of this Section 9 shall be a complete discharge, to the extent thereof, of all liability under the provision of the Plan, or otherwise, of the Plan Administrator, the Company and the Plan, and the receipt by the person or persons receiving any such payment, distribution or deposit shall be a complete acquittance therefore, and there shall be no obligation to see to the application of any payments, distributions or deposits so made.






















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

                          SECTION 10 - GENERAL PROVISIONS


10.1 FREQUENCY AND DURATION OF PAYMENTS. All benefits under the Plan other than those payable in a single sum shall be paid in monthly installments at the beginning of the month to which the payment applies and shall cease with the month at the retired Employee's death unless continued to a beneficiary or joint annuitant in accordance with other provisions of the Plan.

10.2 PAYMENTS AND BENEFITS NOT ASSIGNABLE. Payments to and benefits under the Plan are not assignable or subject to alienation since they are primarily for the support and maintenance of the Employees and their joint annuitants
     or beneficiaries after retirement.   Likewise, such payments shall not be
     subject to attachment by creditors of or through legal process against, the Company, the Plan Administrator, any Employee or Retiree.

10.3 NO RIGHT OF EMPLOYMENT. The provisions at the Plan shall not give an Employee the right to be retained in the service of the Company.

10.4 ADJUSTMENTS. The Plan Administrator may, with respect to a Retiree, adjust such Retiree's benefit under the Plan or make such other adjustments with respect to such Retiree as required to correct administrative errors or provide uniform treatment of Retirees in a manner consistent with the intent and purposes of the Plan.
















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

               SECTION 11 - AMENDMENTS, ASSIGNMENT AND DISCONTINUANCE


11.1 AMENDMENT OF PLAN. The Plan may be amended from time to time as set forth in the Charter of the Corporate Compensation & Benefits Committee, except that, as to benefits accrued prior to a Change in Control or Event, sections 8.2 and 8.3 may not be amended following such a Change in Control or Event, and Section 8.3 may not, at any time, be amended with respect to a dispute over which arbitration has previously been selected.

11.2 ASSIGNMENT OF PLAN. In the event of a Change in Control or Event, with respect to the Employees of any Company or portion of a Company which is subject to such a Change in Control or Event, the Corporation agrees to take good faith efforts to obligate any successor organization to assume and agree to discharge all of the obligations under the Plan of the Corporation to the Employees of such Company or such portion of a Company and its applicable Retirees under the terms and conditions of the Plan. Furthermore, if such Employee ceases to be employed by the Company or its successor prior to the second anniversary of such Change in Control or Event, the requirement of at least five (5) years of Service contained in
     Section 3.1  shall  not  apply  to  such Employee.

     Upon such assumption and agreement, the term "Corporation," and where applicable "Company," as used in the Plan shall be deemed to refer to the successor corporation.

11.3 TERMINATION. The Corporation intends to continue the Plan indefinitely but reserves the right to terminate it at any time.

11.4 EFFECT OF AMENDMENT OR TERMINATION. No amendment or termination of the Plan may adversely affect the benefits payable to any retiree receiving benefits under the Plan prior to the effective date of the amendment or termination, or to any Employee who, as of such date, was vested in his benefit under a Defined Benefit Plan and had accrued a benefit under the Plan.






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

To record the adoption of this Plan, this document has been executed April 10, 1996.

                                       CASTLE & COOKE, INC.



                                       /s/             BERT KIDO
                                           ----------------------------------
                                                       BERT KIDO


























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